Exhibit 10.1e

AMENDMENT AND CONSENT NO. 5

        This AMENDMENT AND CONSENT NO. 5, dated as of September 16, 2005 (“Amendment”), is entered into by and among O’SULLIVAN INDUSTRIES, INC., a Delaware corporation (“OSI”), O’SULLIVAN FURNITURE FACTORY OUTLET, INC., a Missouri corporation (“OSF”), O’SULLIVAN INDUSTRIES – VIRGINIA, INC., a Virginia corporation (“OSV” and together with OSF and OSI, each a “Borrower” and collectively and jointly and severally, the “Borrowers”), O’SULLIVAN INDUSTRIES HOLDINGS, INC., a Delaware corporation (“Holdings”), O’SULLIVAN INDUSTRIES UK LTD., an entity formed under the laws of England and Wales (“OSI-UK”), the persons designated as “Lenders” on the signature pages hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the “Agent”).

        WHEREAS, Borrowers, Holdings, the Lenders (as defined therein) and Agent are party to the Credit Agreement, dated as of September 29, 2003, as amended by Amendment No. 1 thereto, dated as of October 29, 2003, and Amendment and Consent No. 2, dated as of May 5, 2004, and Amendment and Consent No. 3, dated as of August 17, 2005, and Amendment and Consent No. 4, dated as of August 22, 2005 (including all annexes, exhibits and schedules thereto, the “Credit Agreement”; all capitalized terms defined in the Credit Agreement and not otherwise defined herein have the meanings assigned to them in the Credit Agreement or in Annex A thereto);

        WHEREAS, OSI desires to form OSI-UK as a wholly-owned subsidiary for the purpose of entering into the UK Lease (as hereinafter defined) that would be guaranteed by OSI;

        WHEREAS, Section 3.13 of the Credit Agreement prohibits the creation of a new subsidiary by OSI, Section 2.6 of the Credit Agreement prohibits any Credit Party from entering into a new real property lease without the prior written consent of Agent or the receipt of a satisfactory landlord agreement, and Section 3.4 of the Credit Agreement limits the ability of OSI to guarantee the UK Lease;

        WHEREAS, Borrowers and Requisite Lenders, subject to Section 4 hereof, wish to amend the Credit Agreement in the manner set forth below;

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrowers, Credit Parties, Requisite Lenders and Agent agree as follows:

SECTION 1.
AMENDMENT

        Subject to the satisfaction of the conditions to effectiveness referred to in Section 3 hereof:

         (a)       Section 2.8(c) of the Credit Agreement is hereby amended by inserting at the end thereof the following:

“Upon execution of Amendment and Consent No. 5 to the Credit Agreement by OSI-UK, OSI-UK shall become a Credit Party to the Credit Agreement and upon becoming a Credit Party, OSI-UK absolutely and unconditionally guarantees to Agent and Lenders and their respective successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations owed or hereafter owing to Agent and Lenders by the Borrowers. OSI-UK further agrees to execute such additional documents as

Agent may request from time to time to evidence the guaranty provided hereunder and to grant Agent, for the benefit of Agent and Lenders, a security interest in the real, personal and mixed property of OSI-UK pursuant to this section (provided that this provision shall not be construed to constitute consent by the Agent or any of the Lenders to OSI-UK acquiring any assets other than those that are expressly permitted by this Credit Agreement).”

         (b)       Section 3.4of the Credit Agreement is hereby amended by inserting at the end thereof a new Section 3.4(j) to read as follows: “

“(j) those obligations of OSI arising from the guaranty given by OSI under the terms of the UK Lease.”

         (c)       Section 3.13of the Credit Agreement is hereby amended by adding the following sentence to the end of Section 3.13:

“Notwithstanding the foregoing, OSI shall be permitted to form a wholly-owned subsidiary formed under the laws of England and Wales to be known as O’Sullivan Industries UK Ltd.”

         (d)       Section 3of the Credit Agreement is hereby amended by inserting at the end thereof new Section 3.22 to read as follows:

“3.22 OSI-UK Operations. Except for the rights accruing to OSI-UK under the UK Lease, OSI-UK shall not, and no Credit Party shall require OSI-UK to, possess any assets aggregating more than £100. OSI-UK shall not (i) have any employees other than such officers as may be required by applicable law, (ii) enter into any contracts other than the UK Lease, nor (iii) conduct any business activity other than to fulfill its obligations under the UK Lease.”

         (e)       Annex A to the Credit Agreement is hereby amended by adding thereto the following definition of “UK Lease” in appropriate alphabetical order:

UK Lease” shall mean the lease agreement, and related documents, attached as Exhibit A to Amendment and Consent No. 5 to the Credit Agreement by and between Unifine F & BI UK Holding Limited, as landlord, OSI-UK, as tenant, and by OSI, as guarantor.

         (f)       Annex A to the Credit Agreement is hereby amended by adding thereto the following definition of “UK Property” in appropriate alphabetical order:

UK Property” shall mean the premises that are the subject of the UK Lease.

SECTION 2.
CONSENT

        Effective as of the Effective Date, the Agent and the Requisite Lenders hereby consent, pursuant to Section 2.6 of the Credit Agreement, to the execution of the UK Lease by OSI-UK, as tenant under the UK Lease, and by OSI, as guarantor of the obligations of OSI-UK under the UK Lease. The consent provided hereunder is subject to the right of Agent, at any time after the Effective Date, to (i) request that OSI and OSI-UK obtain a satisfactory landlord agreement with respect to the UK Lease or (ii) exclude from the Borrowing Base any Eligible Inventory located at the UK Property or establish Reserves acceptable to Agent.

SECTION 3.
CONDITIONS TO EFFECTIVENESS

        This Amendment shall become effective on the date (the “Effective Date”) that the following conditions shall have been satisfied:

         (a)       Agent shall have received one or more counterparts of this Amendment executed and delivered by Borrowers, Holdings, OSI-UK, Agent, and the Requisite Lenders; and

         (b)       Agent shall have received a copy of the certificate of incorporation and the articles of incorporation and by-laws of OSI-UK.

SECTION 4.
LIMITATION ON SCOPE

        Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendment and consent set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of Borrowers or any other Credit Party requiring the consent of Agent or Lenders except to the extent specifically provided for herein. Agent and Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against Borrowers or any other Credit Party for any existing or future Defaults or Event of Default.

SECTION 5.
MISCELLANEOUS

         (a)       Borrowers hereby represent and warrant as follows:

         (i)        This Amendment has been duly authorized and executed by Borrowers and each other Credit Party, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of Borrowers and each other Credit Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium and similar laws affecting the rights of creditors in general; and

         (ii)        Borrowers repeat and restate the representations and warranties of Borrowers contained in the Credit Agreement (other than those set forth in Sections 5.2 and 5.9 thereof) as of the date of this Amendment and as of the Effective Date, except to the extent such representations and warranties relate to a specific date; provided, however, Borrowers make no representation or warranty under Section 5.19 of the Credit Agreement regarding their performance of Contractual Obligations to the extent such Contractual Obligations refer to the Borrowers’ failure to pay interest on the Senior Notes due on July 15, 2005.

         (b)       This Amendment is being delivered in the State of New York.

         (c)       Borrowers and the other Credit Parties hereby ratify and confirm the Credit Agreement as amended hereby, and agree that, as amended hereby, the Credit Agreement remains in full force and effect.

         (d)       Borrowers and the other Credit Parties agree that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment.

         (e)       This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

         (f)       All references in the Loan Documents to the “Credit Agreement” and in the Credit Agreement as amended hereby to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Credit Agreement as amended by this Amendment (as well as by all subsequent waivers, amendments, restatements, modifications and supplements thereto).

         (g)       Each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment”: Section 9.3 (Notices), Section 9.6, (Severability), Section 9.8 (Headings), Section 9.9 (Applicable Law), Section 9.12 (Construction), Section 9.15 (Waiver of Jury Trial) and Section 9.17 (Entire Agreement).

[SIGNATURE PAGES FOLLOW]

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWERS:

O'SULLIVAN INDUSTRIES, INC. as a Borrower

By:	/s/ Rick A. Walters
Name:	Rick A. Walters
Title:	CFO

O'SULLIVAN FURNITURE FACTORY OUTLET, INC. as a Borrower

By:	/s/ Rick A. Walters
Name:	Rick A. Walters
Title:	CFO

O'SULLIVAN INDUSTRIES - VIRGINIA, INC. as a Borrower

By:	/s/ Rick A. Walters
Name:	Rick A. Walters
Title:	CFO

CREDIT PARTIES:

O'SULLIVAN INDUSTRIES HOLDINGS, INC.

By:	/s/ Rick A. Walters
Name:	Rick A. Walters
Title:	CFO

O'SULLIVAN INDUSTRIES UK LTD.

By:	/s/ Andrew Dunkley
Name:	Andrew Dunkley
Title:	Director

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By:	/s/ Kyle S. Middleton
Name:	Kyle S. Middleton
Title:	Duly Authorized Signature